CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND NOTED WITH “***.” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN SUBMITTED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION.

BUSINESS AGREEMENT

Parties:	AMD	Supplier
Full Legal Name:	Advanced Micro Devices, Inc.	Delta Design, Inc.
Business Entity Type:	Corporation	Corporation

Organized In:	State of Delaware	State of Delaware

Principal Business Address:	One AMD Place	12367 Crosthwaite Circle

	Sunnyvale, CA 94088	Poway, CA 92064

Address for Notices:	5204 E. Ben White Blvd.	12367 Crosthwaite Circle

	Austin, TX 78741	Poway, CA 92064

	Attn: VP Corp. Supply Mgt, MS 583	Attn: Chief Financial Officer

	Facsimile: (512) 602-4000	Facsimile: (858) 848-8185

Effective Date:	June 7, 2004

Expiration Date:	***

AMD and Supplier agree as follows:

1. Scope of Agreement

(a) Scope. This Agreement shall enable all divisions, locations, affiliates and subsidiaries of AMD to purchase from all divisions, locations, affiliates and subsidiaries of Supplier, subject to the terms, conditions and limitations set forth herein, any equipment and related spare parts, consumables, services, upgrades and/or software during the applicable warranty period, and any other items, all of which must be identified on one or more Addenda (as defined below) agreed to by the parties in writing (“Products”). This Agreement will also govern Supplier’s performance of warranty-related services and any other services related to maintenance of and/or upgrades to the Products as mutually agreed by the parties (“Services”). In the event Supplier accepts an order from a subsidiary or affiliate of AMD, Supplier shall look solely to such subsidiary or affiliate for the fulfillment of any and all obligations of payment under that order. From time to time during the term of this Agreement the parties may enter into one or more Statements of Work for maintenance services or Commercial Acceptance Agreements (each an “Addendum”). Each such Addendum shall be attached to this Agreement as an Addendum and is hereby expressly incorporated herein. The first such Addendum titled the Commercial Acceptance Agreement for Delta Summit Handlers and Thermal Characterization Workstations is attached to this Agreement as of the Effective Date. Unless otherwise expressly agreed in the applicable Addendum, the terms of this Agreement shall control over the terms in the Addendum to the extent they may be inconsistent or in conflict.

(b) Service Agreement. Notwithstanding the above, if AMD and Supplier have executed a separate services agreement governing post-warranty maintenance services, such services agreement shall control over the terms of this Agreement for such services.

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(c) Purchase Order. Each purchase order issued by AMD or an AMD subsidiary or affiliate pursuant to this Agreement (“Purchase Order”) shall be incorporated by reference herein. Where there is any conflict or inconsistency between any Purchase Order and the terms of this Agreement and/or the applicable Addendum, the terms of this Agreement and/or the applicable Addendum shall prevail and such conflicting or inconsistent terms shall be of no force or effect. Other than as explicitly set forth in this Agreement, neither party accepts nor agrees to the other party’s standard pre-printed terms appearing on the other party’s forms.

2. Term of Agreement

The term of this Agreement shall begin on the Effective Date and shall end on the Expiration Date referenced above, unless sooner terminated by AMD or Supplier as provided herein. If no Expiration Date is specified, then this Agreement shall remain in effect until terminated by AMD or Supplier as provided herein. AMD and Supplier agree to meet at least *** (***) days prior to the Expiration Date to discuss an extension of this Agreement for an additional period by mutual consent.

3. Compensation

(a) Prices.

(i) Prices for Products and Services purchased pursuant to this Agreement, including any applicable discounts, are as agreed to in the applicable Addendum. During the initial *** (***) months after the Effective Date, AMD shall not be charged, nor in any way be obligated to pay for Products in an amount more than the prices stated therein. During the *** (***) month period immediately following such initial *** (***) month period, Supplier shall have the right to request an increase to prices payable by AMD under this Agreement by providing a written notice to AMD including a reasonably detailed explanation of a material increase in Supplier’s costs resulting in such request. AMD shall reasonably cooperate with Supplier in good faith in implementing a reasonable price adjustment necessary to reflect such material increase in Supplier’s costs. If, despite good faith efforts, the parties are unable to agree to a mutually acceptable price increase, either party may terminate this Agreement upon at least *** (***) days prior written notice. Notwithstanding the foregoing, after the first *** (***) months after the Effective Date, Supplier may change the prices in the Addendum upon at least *** (***) days prior written notice and AMD will pay such new prices upon expiration of such notice period. ***

(ii) Unless otherwise stated in the applicable Addendum, the price of the Products shall include, but is not limited to, the following:

• Packing and crating, as required.

• Pre-shipment and post-installation testing.

• Product installation.

• Training as specified in the applicable Addendum.

• Software license set forth in the applicable Addendum.

• All documentation and manuals.

• Product support during the applicable warranty period.

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(b) Payment Terms.

(i) Unless otherwise stated in the applicable Addendum, payment for orders of capital equipment (e.g. systems, process chambers and upgrades) shall be made as follows:

(A)	*** percent (***%) net *** (***) days from date of shipment; and

(B) *** percent (***%) net *** (***) days from date of successful demonstration of compliance with mutually agreed upon acceptance criteria referenced in the acceptance criteria Attachment to the applicable Addendum, as certified in writing by AMD. Unless otherwise agreed between the parties, timing for the final payment shall not exceed *** (***) days from date of shipment provided that the delay in acceptance is not the fault of Supplier.

(ii) Notwithstanding the above, unless otherwise stated in the applicable Addendum, for orders of equipment/upgrades that are subject to AMD automation specifications (including without limitation GEM, SECS, APC, FDC, and MENV), payment for the first equipment/upgrade item of a particular model or configuration purchased for use in a given AMD facility shall be made as follows:

(A)	*** percent (***%) net *** (***) days from date of shipment;

(B) *** percent (***%) net *** (***) days from date of successful demonstration of compliance with applicable AMD automation specifications referenced in the applicable Addendum, as certified in writing by AMD; and

(C) *** percent (***%) net *** (***) days from date of successful demonstration of compliance with all other acceptance criteria referenced in the applicable Addendum, as certified in writing by AMD.

Upon successful final acceptance of the first Product of a particular model or type at a given AMD facility, payment terms for purchases of additional identical follow-on items at the same AMD facility shall be as stated in subsection (3)(b)(i) above.

(iii) Payment for all other Products or Services purchased hereunder shall be *** percent (***%) net *** (***) days from date of AMD’s receipt of an itemized invoice from Supplier. Supplier shall not invoice AMD for Products until delivery has been made to AMD.

(iv) Payment will be mailed to Supplier at the address set forth in the introductory section of this Agreement, unless a different mailing address is designated by Supplier for receipt of payment.

(c) Discounts. ***

(d) Cost of Ownership (“COO”). If applicable, Supplier and AMD shall mutually agree to reduce AMD’s operating costs by defining a method for COO, as set out in the applicable Addendum.

(e) Taxes. Supplier shall bear and pay all federal, state and local taxes based upon or measured by its net income, and all franchise taxes based upon its corporate existence or its general corporate right to transact business. AMD shall reimburse Supplier, or pay directly to the appropriate tax authority, or timely issue a valid tax exemption certificate, for sales or use taxes legally imposed upon the transactions arising out of this Agreement. Supplier agrees to cooperate in a reasonable manner with AMD for the purpose of minimizing all taxes that are to be paid directly or indirectly by

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AMD. Supplier agrees to make every good faith effort to notify AMD’s Tax Department of any audit, notice or assessment affecting sales, use, excise or property taxes, or any other action taken against the Products purchased under this Agreement related to such taxes within 30 days of such action. Supplier grants AMD the right to pursue a separate action against any governmental unit that asserts such taxes and Supplier agrees to cooperate in a reasonable manner with AMD if such action is taken.

4. Shipment of Products

(a) Terms of Shipment. Supplier shall ship in accordance with AMD’s instructions as specified in the applicable Purchase Order. Terms of shipment for equipment shall be *** (***). In the event that Supplier is shipping hazardous materials, the terms of shipment shall be *** (***) for the hazardous materials and all other Products in that shipment to the applicable AMD facility. All terms of shipment shall carry the meanings as defined by Incoterms 2000.

(b) Country of Origin. Supplier hereby agrees that upon written request from AMD, Supplier will identify the country of origin (as such is then interpreted by the U.S. Customs Services) of the Products and provide written notification of such country of origin.

(c) Packing Lists. A complete packing list must accompany all shipments. Information is to be included in each packing list includes: Purchase Order number, list of parts, and equipment. Individual packages must be marked as “one of three, two of three, etc.,” with complete shipping addresses, and Purchase Order numbers must be marked on the outside of shipping containers. If Supplier fails to follow all material applicable shipping instructions, Supplier shall be responsible for any damage in transit resulting from such failure.

5. Order Acceptance and Time of Performance

(a) Order Acceptance. Within three (3) business days after Supplier’s receipt of a Purchase Order from AMD, Supplier shall provide AMD with (i) an unconditional acceptance of the Purchase Order, (ii) a rejection of the Purchase Order (provided that Supplier may not unreasonably reject any Purchase Order), or (iii) a conditional Purchase Order acceptance listing any exceptions or adjustments requested by Supplier with respect to such Purchase Order (including, but not limited to, with respect to the Product quantities or delivery dates requested by AMD on such Purchaser Order). In the case of (iii) above, the parties shall cooperate to resolve any conditions identified by Supplier with respect to such Purchase Order, provided that Supplier will either finally accept or finally reject such Purchase Order no later than five (5) business days after Supplier’s receipt of the Purchase Order.

(b) Delays. Time is of the essence for all Purchase Orders issued pursuant to this Agreement that have been accepted by Supplier (or deemed accepted) in accordance with Section 5(a), and delivery and installation (if applicable) shall be strictly in accordance with the schedule set forth in such Purchase Order. Any deviation from such schedule must be agreed to in writing by AMD. Supplier shall use its commercially reasonable efforts to minimize any delay that may prevent its timely compliance with one or more requirements of this Agreement. Whenever the timely achievement of Supplier’s responsibilities pursuant to this Agreement has been or will be adversely affected by any delay, including delays caused by a Force Majeure Event (as defined below), Supplier shall promptly notify AMD, stating the anticipated length of the delay, the cause of the delay, measures proposed or taken to prevent or minimize the delay, and the timetable for implementation of such measures.

(c) Force Majeure. Except for the payment of amounts owed, neither party shall be held responsible for any delay or failure in performance of any part of this Agreement to the extent such

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delay or failure is caused by an act of God or other causes beyond its control and without its fault or negligence (each a “Force Majeure Event”). Delays by Supplier’s vendors in manufacture or delivery of materials not caused by a Force Majeure Event, or shortages of labor or materials resulting from general market conditions (including price increases) shall not relieve a party from its delay or failure in performance of any part of this Agreement. A party who is delayed or fails to perform as a result of a Force Majeure Event (“Affected Party”) shall use its commercially reasonable efforts (including without limitation incurring any reasonable expenditure of funds and rescheduling labor and resources) to mitigate and minimize any resulting delay in the performance of the suspended obligation. The Affected Party shall, as soon as possible but in no event later than twenty-four (24) hours of learning of a Force Majeure Event, provide written notice to the other party, stating the nature and cause of the event, the anticipated length of the delay, the measures proposed or taken to avoid or minimize the effect of the delay, and the timetable for implementation of such measures. If the Supplier is the Affected Party, AMD may terminate this Agreement or any part hereof if the delay or failure in performance continues beyond twenty (20) days.

6. Changes

(a) Supplier Changes. No process changes, design changes, or process step discontinuances affecting the electrical performance (whether specified or not), the mechanical form or fit, the environmental compatibility or chemical characteristics, or the life reliability of Product (collectively “Changes”) shall be made or incorporated in Product without the prior written approval of AMD. Supplier shall give AMD notice of any proposed Change and provide evaluation samples and other appropriate information as specified by AMD. The notice must be received by AMD at least ninety (90) days, plus the agreed upon lead time, prior to the first proposed shipment of any Product affected by the Change. Regardless of whether AMD approves a proposed Change, the agreed upon lead time shall not be changed except as agreed upon in writing by AMD.

(b) AMD Changes. Supplier shall accommodate all changes by AMD to AMD-supplied drawings, design, or specification provided that AMD gives written notice of such change at least thirty (30) days prior to the shipment date. Supplier shall make a good faith effort to accommodate all such changes proposed by AMD, regardless of when such request is made by AMD. If any such change reasonably and directly affects the prices, costs or delivery schedules of Product, an equitable adjustment shall be made provided that Supplier makes a written claim for an adjustment within fifteen (15) days from the date AMD gives notice to Supplier of the change, and AMD agrees in writing to the adjustment.

7. Testing, Installation, & Acceptance

(a) Pre-shipment Testing. AMD may perform a pre-shipment evaluation and examination of the Products at the Supplier’s manufacturing facility at no charge to AMD. Supplier shall make the Products available for pre-shipment evaluation at least *** (***) days prior to the scheduled shipment date, and will provide as much advanced notice to AMD as feasible specifying the date on which the Products will be available for pre-shipment evaluation. Failure to conduct a pre-shipment evaluation shall not constitute acceptance of the Products. AMD participation in programs designed to accelerate the Product ship date does not waive AMD’s rights under this section. AMD shall be entitled to have up to *** (***) representatives present at the pre-shipment evaluation. AMD shall have *** (***) days to analyze test results and determine whether the Products passed the pre-shipment tests, such determination to be made by AMD in its sole but reasonable discretion.

(b) Documentation. Supplier will supply a minimum of two (2) sets of complete Product operating and maintenance instructions for Product being purchased. At least one (1) set of the documentation shall be either in an appropriate electronic data format, or on clean room paper, at AMD’s option. One (1) set of documentation is to be supplied to AMD thirty (30) days prior to

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shipment of Product. The second set is to be provided to AMD concurrent with Product installation. Supplier will promptly supply AMD with all changes, notes and upgrades made to the documentation as they occur. Supplier will provide documentation of equipment error codes for purposes of troubleshooting, if requested by AMD. Accurate utility connection documentation must be provided to AMD. The utility connection of the Product will be entirely dependent upon the accuracy of the documentation provided by Supplier. Any labor and/or material costs related to the rework caused by inaccurate utility connection documentation from Supplier will be charged to the Supplier and deducted from final payment.

(c) Installation. Supplier shall install all Products sold hereunder, and shall make such Products operational pursuant to the acceptance criteria stated in the applicable Addendum. Supplier shall be onsite during normal business hours and shall make available via telephone 24 hour/day, 7 days/week appropriate technical support to assist in planning, executing, and supervising Product installation until final acceptance is completed. Support personnel shall meet a defined level of expertise as referenced in the applicable Addendum. Unless otherwise specified in an applicable Addendum, Supplier must at least four (4) months prior to shipment provide to AMD all information and documentation that is necessary or required for proper site preparation for installation.

(d) Final Acceptance. AMD personnel may witness any test necessary to demonstrate the performance of Products. Upon request, Supplier shall provide any and all equipment performance test data. AMD shall have the right to make any reasonable final inspection or tests. If the Products fail to meet the required acceptance criteria, AMD will provide to Supplier a written notice stating the specific problems, in which case the time for completion of the acceptance testing shall be extended. Upon receipt of such written notice, Supplier shall promptly evaluate the issues raised by AMD and respond to AMD with a proposed corrective action plan to repair or replace the Products and the time period during which Supplier shall attempt to repair or replace the Products. If after the expiration of such period the Products or replacement Products still fail to meet the required acceptance criteria, AMD may, at its sole discretion, cancel in writing the applicable Purchase Order and/or Addendum in whole or in part without obligation or liability, and Supplier shall promptly refund to AMD all amounts paid by AMD to Supplier for such rejected Product, and at its own expense remove such Product from AMD’s facility and cancel all outstanding invoices in relation to Product. In the event of Supplier’s failure to meet any extension of the acceptance testing completion date, AMD will be entitled to either further extend or cancel the Purchase Order and/or Addendum as provided above. Upon AMD’s verification that the Product meets all applicable specifications and criteria, AMD will promptly issue a formal written acceptance statement provided by AMD, with email copy provided to Supplier’s AMD account manager within two (2) business days. Final acceptance shall not occur until AMD delivers such document to Supplier; provided, however, that if AMD does not deliver such document to Supplier (a) within *** (***) days after the date any Product subject to the first Purchase Order under an Addendum is made available to AMD for inspection, or (b) within *** (***) days after the date any Product subject to any subsequent Purchase Order under that Addendum is made available to AMD for inspection, then such Product shall be deemed accepted by AMD.

(e) Training. Supplier shall provide training for AMD’s personnel in Product operation and maintenance procedures for each Product system purchased hereunder, presented on-site at AMD’s facility if requested. The scope of such training shall be defined in the applicable Addendum, but will include diagnostic procedures, process verification, preventive maintenance, and operational understanding of the Product. Supplier will provide at no additional charge training credits for at least *** (***) AMD representatives (operators, technicians) upon AMD’s first purchase of a particular Product system type or model.

8. Warranty, Uptime and MTBF

(a) Product Warranty. Supplier warrants that, during the warranty period set forth below,

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the Products will: (a) conform strictly to the design, specifications, drawings, samples and other descriptions referenced in the applicable Addendum; (b) meet all “uptime” and “mean-time-between-failure” (MTBF) requirements set forth in the applicable Addendum; and (c) be free from defects in material and workmanship. Supplier’s warranties shall survive any inspection, delivery, acceptance or payment by AMD.

(b) Services Warranty. Supplier covenants and warrants that Supplier will perform the Services in accordance with the standards and practices of care, skill, and diligence customarily observed by similar firms under similar circumstances at the time the Services are rendered. Supplier warrants that all Services will comply with all specifications and/or other requirements set forth in the applicable Scope of Work and/or Purchase Order, and all work product and deliverables shall be free of defects in workmanship.

(c) Warranty Period. The warranty period for each Product shall begin on the date of AMD’s final acceptance of that Product, and shall continue for the warranty period specified in the applicable Addendum. If no warranty period is specified in the applicable Addendum, the warranty period shall be either Supplier’s standard warranty period, or *** months, whichever is longer.

(d) Warranty Support. During the warranty period, Products will be supported with emergency on-site engineering response by Supplier’s field service organization during the support times and with the maximum response times specified in the applicable Addendum. Supplier shall provide remote customer support capability which can be accessed either by telephone or computer modem, and such remote assistance personnel must have substantial knowledge of the design of the Products and experience with their operation, and must meet any defined level of expertise referenced in the applicable Addendum. Included during the warranty period are comprehensive preventative maintenance inspections/service visits in accordance with Supplier’s recommended schedule for the applicable Product. Supplier shall pay for all parts, labor, and travel expenses for Supplier’s service personnel required to fulfill Supplier’s warranty obligations under this Agreement. Supplier shall provide a Product support and service plan for warranty support with primary and secondary contacts. This information must include the names and 24-hour telephone numbers of Supplier’s personnel responsible for such support and service, appropriate service procedures for emergency communications, and a detailed administrative contact organization chart for the sales organization, indicating key contacts. Supplier’s representative must also be available during installation and acceptance activities.

(e) Remedies for Breach of Warranty. ***

(f) Remedies for Breach of Uptime or MTBF Requirements. ***

(g) Warranty Limitations and Disclaimers. ***

9. Spare Parts/Consumables

(a) General Obligations. Prior to the delivery of the first Product under this Agreement or an Addendum Supplier will supply to AMD a listing of the spare parts and Consumables (collectively, “Spares”) recommended by Supplier to AMD for purchase for the purpose of normal maintenance of the Products (“Recommended Spare Kit”). “Consumables” shall mean spare parts that (i) are consumed during normal operation of a tool, (ii) have a pre-planned replacement cycle based upon usage or calendar, and (iii) have a lifetime of not more than 12 months. The description of the Recommended Spare Kit, including the description and the value of each individual Spare will be attached as an attachment to each Product Addendum. AMD shall purchase the Recommended Spare Kit from Supplier at the stated aggregate value set forth in each such attachment. ***

(b) Local Stock, Delivery. For the Spares that are not included in, or are in excess of the quantities described in, the Recommended Spare Kit, Supplier shall maintain a reasonable inventory of

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such Spares as Supplier deems reasonable based on Supplier’s experience. Upon AMD’s order to supply such Spares, Supplier shall ship such Spares within (i) twenty-four (24) hours for any Spares warehoused locally, or (ii) forty-eight (48) hours for spares not warehoused locally. Spares will be delivered in any “system down” situations within twenty four (24) hours after notification by AMD without expedite delivery premiums. Supplier’s parts availability commitments herein are independent of AMD participation in any Supplier spares management program.

(c) Changes. Supplier will notify AMD in writing at least ninety (90) days prior to a Change to a Spares item. AMD will work with Supplier to reduce inventory at AMD to minimal/zero stock levels before conversion to the new revision level Spares item.

10. Software License & Performance Warranty.

(a) License Rights. Supplier hereby grants to AMD and to its subsidiaries and affiliates an irrevocable, perpetual, fully paid-up, world-wide, non-transferable (except to any third party who may purchase the related Product system from AMD) license to use all operating software and other software contained in the Product or otherwise provided under this Agreement (“Software”). AMD may make copies of the Software only for its internal use, and use is only permitted in conjunction with the Products.

(b) Performance Requirements. All software, updates and bug fixes will be provided at no additional charge for the lifetime of the Product systems purchased under this Agreement. All Supplier initiated software upgrades will be provided at no additional charge during the warranty period. After the warranty period ends, the price for all software upgrades shall be mutually-agreed upon by the parties. All AMD requested software upgrades will be provided at prices to be mutually-agreed upon by the parties. If a Product system is down for more than 24 hours, AMD reserves the right to request on-site software engineer support from Supplier at no expense to AMD.

(c) Source Code. In the event that Supplier ceases to conduct business and/or ceases to support the Product(s) purchased under this Agreement, Supplier shall grant to AMD, on commercially reasonable terms and conditions as mutually agreed by the parties, a royalty-free license to use the source code for the Software solely to the extent necessary to support the Products.

11. Termination

(a) Termination for Convenience. Upon *** (***) days prior written notice to Supplier, AMD reserves the right to terminate this Agreement, or any Purchase Order hereunder, for its sole convenience. In the event of such termination, Supplier shall immediately stop all related work and cause its suppliers and subcontractors to stop all related work. Any liability of AMD for its termination of a Purchase Order shall be limited to actual, non-recoverable costs incurred by Supplier pursuant to such Purchase Order, and Supplier shall provide to AMD documentation sufficient to substantiate the amount of such costs. The termination of one or more Purchase Orders, or any part thereof, shall not terminate or otherwise affect in any way the validity of this Agreement or any other Purchase Order in effect at such time. Upon *** (***) days prior written notice to AMD, Supplier reserves the right to terminate this Agreement for its sole convenience, provided that any Purchase Order accepted by Supplier prior to notice of such termination will continue to be binding on Supplier.

(b) Termination for Cause. If either party commits a material breach of any provision of this Agreement or of any Purchase Order, the other party may terminate this Agreement and/or the applicable Purchase Order in whole or in part, provided that the breaching party fails to cure the breach within *** (***) days of receiving written notice of the non-breaching party’s intent to terminate. Further, should either party (i) be adjudged or become insolvent; (ii) have any proceedings instituted by or against it in bankruptcy, under insolvency laws, or for the party’s reorganization, receivership, dissolution or liquidation; (iii) make an assignment for the benefit of

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creditors or any general arrangement with creditors; or (iv) discontinue business or adopt a resolution calling for same, the other party may terminate this Agreement for cause upon 24-hours written notice. Notwithstanding the above, AMD shall have the right, subject to the terms and conditions of this Agreement, to seek any other remedy which may be available at law or in equity.

12. Indemnification

(a) Intellectual Property Indemnification.

(i) ***

(ii) ***

(b) General Indemnification. SUPPLIER AGREES TO INDEMNIFY, DEFEND AND HOLD HARMLESS AMD, ITS SUBSIDIARIES, AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, SUBCONTRACTORS, CONSULTANTS AND AGENTS FROM AND AGAINST ANY AND ALL DAMAGES, LOSSES AND EXPENSES ARISING FROM ANY CLAIMS OR DEMANDS BY ANY THIRD PARTY, ARISING OUT OF, IN CONNECTION WITH OR RESULTING FROM ANY ACT OR OMISSION IN THE PERFORMANCE OF SERVICES, AND FROM PRODUCTS SUPPLIED BY, SUPPLIER OR ITS ASSISTANTS, SUBCONTRACTORS (OF ANY TIER), CONSULTANTS, AGENTS, OFFICERS, DIRECTORS OR EMPLOYEES, PROVIDED THAT: (I) AMD PROMPTLY NOTIFIES SUPPLIER IN WRITING OF THE CLAIM; (II) SUPPLIER HAS SOLE CONTROL OF THE DEFENSE AND ALL RELATED SETTLEMENT NEGOTIATIONS, BUT AMD SHALL BE ALLOWED TO APPROVE ANY FINAL SETTLEMENT (WHICH APPROVAL WILL NOT BE UNREASONABLY WITHHELD, DELAYED OR CONDITIONED); AND (III) AMD PROVIDES SUPPLIER WITH THE ASSISTANCE, INFORMATION AND AUTHORITY NECESSARY TO PERFORM SUPPLIER’S OBLIGATIONS UNDER THIS SECTION. SUPPLIER WILL REIMBURSE AMD’S REASONABLE OUT-OF-POCKET EXPENSES INCURRED IN PROVIDING SUCH ASSISTANCE AND/OR INFORMATION. SUCH INDEMNIFICATION OBLIGATION SHALL INCLUDE BUT NOT BE LIMITED TO THE PAYMENT OF ALL REASONABLE ATTORNEYS’ FEES, COSTS AND EXPENSES OF CONSULTANTS AND EXPERT WITNESSES, COSTS OF APPEAL AND OTHER COSTS INCURRED IN DEFENDING ANY SUCH CLAIMS. SUPPLIER SHALL UTILIZE COMPETENT COUNSEL ACCEPTABLE TO AMD IN ITS REASONABLE DISCRETION.

(c)	Limitations and Restrictions. ***

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13. Confidentiality

(a) Mutual Obligations. All communications and information obtained by one party (the “Recipient”) from the other party (the “Discloser”) relating to this Agreement or the goods or services furnished hereunder, and all information developed by the Recipient under this Agreement, are confidential (“Confidential Information”). Except as required by law or otherwise provided in this section, without the prior written consent of an authorized representative of the Discloser, the Recipient shall neither divulge to, nor discuss with, any third party such Confidential Information. Prior to any disclosure of Confidential Information, whether as required by law or otherwise, the Recipient shall inform the Discloser in writing of the nature and reasons for such disclosure. The Recipient shall not use any communication or information obtained from the Discloser for any purpose other than the performance of this Agreement, without the Discloser’s written prior consent. At the conclusion of the performance of this Agreement, the Recipient shall return to the Discloser all written materials constituting or incorporating any communications or information obtained from the Discloser. Upon the Discloser’s specific approval, the Recipient may retain copies of such materials, subject to the requirements of this Subsection (a).

(b) Exclusions. The parties’ obligation of confidentiality hereunder shall not apply to any information disclosed hereunder if the disclosing party establishes that (i) the information was publicly known at the time of its receipt by the recipient party or has become publicly known other than by a breach of this Agreement or other action by the recipient party; (ii) the information was already known to the recipient party or independently developed by the recipient party, without obligation to keep it confidential, at the time of its receipt from the disclosing party; or (iii) the information was received by the recipient party in good faith from a third party lawfully in possession thereof and having no obligation to keep such information confidential.

(c) Approved Disclosures. Supplier may disclose to any subcontractor or AMD-approved third party any information otherwise subject to Subsection (a) above that is reasonably required for the performance of the subcontractor’s or third party’s work. Prior to any such disclosure, Supplier shall obtain the subcontractor’s or third party’s written agreement to the requirements of Subsection (a) above and shall provide a copy of such agreement to AMD.

(d) Advertising. Each party agrees that it shall not publish or cause to be disseminated through any press release, public statement, or marketing or selling effort any information that relates to the other party or this Agreement without the prior written approval of the other party.

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14. Environmental, Health, and Safety

(a) AMD Site Policies, Procedures, and Programs. Supplier shall strictly comply with AMD’s environmental, health, safety, and security site policies, procedures, and programs that may apply to Services. It is Supplier’s responsibility to understand all site policies, procedures, and programs relating to environmental protection, safety, and health, and to ensure that Supplier’s employees and suppliers understand such policies, procedures, and programs. Supplier agrees to only provide Services and furnish supplies, articles, and equipment that comply with such policies, procedures, and programs.

(b) Occupational Safety and Health. All laws, interim and permanent standards, rules, and regulations of the Occupational Safety and Health Act, and all state and federal laws and regulations relating to safety and health standards are incorporated into this Agreement by this reference. Supplier agrees to perform the Services in compliance with such laws, regulations, and standards.

(c) Releases to Environment. In performing this Agreement, Supplier shall not discharge, release, or emit, or cause to be discharged, released, or emitted, any hazardous or non-hazardous substance into the environment without the prior written approval of an authorized representative of AMD’s Environmental, Health, and Safety Department. If any discharge, release, or emission not so approved by AMD occurs, Supplier shall inform AMD immediately, promptly undertake all reasonable efforts to contain and cease such activity, and promptly restore all property to its original condition.

(d) Hazardous Materials. Whenever Supplier uses or stores flammable, explosive, or other hazardous materials or hazardous equipment, or uses hazardous or unusual methods necessary for its performance of the Services, Supplier shall exercise utmost care and shall carry on such activities under supervision of properly-trained personnel and in accordance with all applicable laws, regulations, and AMD policies, programs, and procedures related to hazardous materials. Supplier shall not take any remedial action with regard to hazardous materials used in the performance of the Services or enter into any settlement agreement, consent decree, or other compromise relating thereto without first notifying AMD in writing of Supplier’s intention to do so and affording AMD ample opportunity to protect its interests. Whenever Supplier is aware of any of the following actions regarding hazardous materials that are instituted, completed, or threatened, Supplier shall immediately notify AMD in writing of: (i) any governmental or regulatory action; (ii) any claim against Supplier or AMD; and (iii) any reports, complaints, notices, or warnings of asserted violations to any governmental agency.

(e) Waste Handling. Supplier shall manage, handle, and dispose of all wastes generated by its Services properly and in accordance with all applicable governmental requirements, including those applicable to hazardous waste and all AMD policies, programs, and procedures related to waste handling. Supplier shall promptly deliver to AMD copies of manifests or applicable shipping documents reflecting the legal and proper disposal of any hazardous materials that Supplier has caused to be removed from any of AMD’s premises. Except as otherwise approved in writing by an authorized representative of AMD, Supplier shall not (i) dispose of any waste on, in, under, or about AMD’s property or any container thereon; or (ii) list AMD as a waste generator.

(f) Entry on AMD’s Property and Accident Notification. While Supplier is on AMD’s property, Supplier will maintain strict work discipline. In the event of any accident or other occurrence resulting in personal injury or illness when Supplier is on AMD’s property, Supplier shall immediately notify AMD. Upon AMD’s request, Supplier shall provide AMD with documentation fully describing the accident and injury or illness and the actions implemented to prevent similar occurrences.

(g) Warning Signals. To the extent required by law or necessary to protect the health and

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safety of AMD’s employees, agents, and visitors, Supplier shall ensure that the area of work where Supplier is to furnish the Services is appropriately isolated and posted with clear and conspicuous warning notices advising AMD’s employees, agents, and visitors of any hazards that may be associated with the work performed by Supplier hereunder.

(h) Site Preservation. Supplier shall promptly repair or replace at its own expense all damages, scars, or disfigurements to any materials or property that is part of, or contained in, AMD’s premises that are the result of the methods or materials used or employed by Supplier, its personnel, or its other agents. At the conclusion of work under this Agreement, Supplier shall remove all debris and waste material created by Supplier’s performance under this Agreement, and all of Supplier’s equipment, and shall leave the work site in a condition reasonably satisfactory to AMD.

(i) Cooperation. Supplier shall cooperate with AMD in performing work under this Agreement so as to minimize any potential interference with AMD’s other activities, to protect the safety and health of AMD’s employees, agents, and visitors, and to safeguard the security and integrity of AMD’s property.

(j) Governmental Permits and Notifications. Supplier shall investigate the need for, and shall procure in its own name to the extent allowed by law, all governmental permits, notifications, approvals, and inspections required for the performance of Supplier’s work under this Agreement. Supplier shall promptly notify AMD if any such permit or approval lapses, or is modified or revoked. If, under applicable law, any such permits or approvals must be procured in AMD’s name, Supplier shall promptly so inform AMD and shall assist AMD in obtaining such permits or approvals.

(k) Governmental and Other Correspondence. Supplier shall supply AMD, as promptly as possible, copies of all written notices received by Supplier from any person relating to the Services, including without limitation the following: hazardous materials claims, reports, complaints, notices, warnings, or asserted violations. Supplier shall, upon request, promptly provide AMD a copy of any document sent by Supplier to, or received by Supplier from, any governmental agency regarding or affecting any Services performed under this Agreement, including without limitation any governmental permit or approval, or application therefore.

15. Insurance Requirements

Supplier represents that it and its subcontractors have procured, and at all times during the term of this Agreement shall maintain, the following minimum levels of insurance, covering activities and obligations undertaken by Supplier and its subcontractors providing Products pursuant to this Agreement:

Type of Coverage	Minimum Coverage Limits
Worker’s Compensation	Statutory limits (if required by law)
Employer’s Liability	***
Comprehensive
General Liability
(including without
limitation
Premises-Operations,
Completed
Operations,
Contractual, Broad
Form Property
Damage, Personal	Bodily Injury:	*** per occurrence; *** aggregate
Injury)	Property Damage:	*** per occurrence; *** aggregate
Comprehensive Automobile Liability (for all owned, non-owned, and hired vehicles)	Bodily Injury: Property Damage:	*** each person; *** each accident *** each accident

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All such insurance shall provide coverage on the basis of occurrences during the policy period, and not on the basis of claims made during the policy period. Supplier shall procure additional amounts or categories of insurance coverage, if required by law. Unless expressly waived in writing by AMD, AMD shall be named as an additional insured on all policies, except workers’ compensation, covering work done by Supplier and any subcontractors pursuant to this Agreement. Such insurance shall be the primary policy covering such occurrences, and no insurance coverage maintained by AMD shall apply to such occurrences unless and until such Supplier’s (and its subcontractors’) policies are exhausted. Supplier is responsible for ensuring that such insurance satisfies all requirements of this Agreement, including the applicable limits and scope of coverage. Prior to commencing work, Supplier shall provide executed certificates of insurance to AMD evidencing and certifying compliance with the insurance requirements described above. Supplier shall notify AMD in writing at least sixty (60) days prior to any cancellation, material modification, lapse, or termination of any such insurance policy.

16. Miscellaneous Provisions

(a) Liability Limitations.

(d)	Non-Compensatory Damages. ***

(ii) Limit on Liability. ***

(b) Compliance with Law. In the performance of this Agreement, Supplier shall at all times comply with all applicable governmental laws, statutes, ordinances, rules, regulations, orders, and other requirements, including without limitation such governmental requirements applicable to environmental protection, health, safety, wages, hours, equal employment opportunity, nondiscrimination, working conditions, import or export control, customs, and transportation. In the event that AMD’s assistance is necessary to achieve such compliance, Supplier shall promptly notify AMD. Upon AMD’s request, Supplier shall provide AMD with documentation demonstrating Supplier’s compliance. After reasonable notice and under reasonable conditions, AMD shall have the right to inspect and copy any records of Supplier regarding such compliance.

(c) Delegation, Subcontracting, and Assignments. Supplier shall not assign its rights, delegate its duties, or subcontract any work performed under the terms of this Agreement without prior written authorization from AMD. Supplier will require its delegates or subcontractors to agree, in writing, to the terms and conditions of this Agreement. Notwithstanding any delegation or subcontract, Supplier shall remain obligated to AMD in the performance of Services and will remain bound by the terms and conditions of this Agreement. AMD may, at any time, upon written notice to Supplier, assign its rights or delegate its duties under this Agreement. ***

(d) Taxes and Benefits. Supplier shall bear and pay all federal, state, and local taxes based upon or measured by its net income, and all franchise taxes based upon its corporate existence or its general corporate right to transact business. AMD shall reimburse Supplier, or pay directly to the appropriate tax authority, or timely issue a valid tax exemption certificate, for sales or use taxes legally imposed upon the transactions arising out of this Agreement. Supplier agrees to cooperate in a reasonable manner with AMD for the purpose of minimizing all taxes that are to be paid directly or indirectly by AMD. Supplier agrees to make every good faith effort to notify AMD’s Tax Department of any audit, notice, or assessment affecting sales, use, excise, or property taxes, or any other action taken against any deliverable related to such taxes within thirty (30) days of such action. Supplier grants AMD the right to pursue a separate action against any governmental unit that asserts such taxes and Supplier agrees to cooperate in a reasonable manner with AMD if such action is taken. Supplier shall have full and exclusive liability for the payment of, and Supplier shall pay, any and all taxes and contributions for unemployment insurance, old age retirement benefits, workers’

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compensation insurance or benefits, life insurance, pensions, annuities, and similar benefits, and any other employment-related costs, obligations, and duties that may now or hereafter be imposed by law, collective bargaining agreements, or otherwise with respect to persons employed by Supplier for the performance of Services under this Agreement.

(e) Liens and Claims. To the maximum extent allowed by law, Supplier hereby waives and releases any and all rights to a mechanic’s or materialman’s lien that it may acquire as a result of the performance of Services. Supplier will use its commercially reasonable efforts to incorporate the foregoing waiver and release into each contract, subcontract, or order that Supplier may enter into or issue to any subcontractor (of any tier), laborer, or other third party assisting in the performance of Services. Supplier will promptly pay or otherwise discharge all such liens, claims, and encumbrances, and upon completion of performance of any Service, Supplier shall provide AMD with appropriate releases and waivers in recordable form of any lien or claim from all subcontractors and materialmen. Supplier covenants and warrants that all deliverables or other work product provided to AMD under this Agreement shall be turned over free and clear of all liens, claims, and encumbrances.

(f) Labor Disputes and Work Stoppages. No dispute between labor organizations and Supplier shall be permitted to occur or be manifested on any AMD site, and Supplier agrees to employ personnel and other agents for the Services who will work at all times in harmony with AMD’s personnel and other agents. Supplier agrees not to participate in or encourage any cessation of the Services that may occur as a result of any such labor dispute; however, Supplier may participate in lawful negotiations. Should there be a stoppage of the Services that involves but is not limited to the participation of Supplier’s personnel or other agents, or third party actions involving informational or organizational picketing, Supplier agrees to take appropriate and prompt action to provide qualified personnel or other agents to perform the Services. If Supplier is unable to provide such personnel or other agents, Supplier agrees to reimburse AMD any financial expenses incurred by AMD in causing the Services to be provided by another.

(g) Ownership of Documents and Information. All reports, logs, field data, field notes, test data, calculations, estimates, and other documents or information prepared or developed pursuant to this Agreement shall become the property of AMD upon the completion of the performance of this Agreement and final payment or at the time of any earlier termination of this Agreement for any reason. At that time Supplier shall transmit all such documents and information to AMD. Supplier may retain copies of such documents and information, subject to the requirements of Section 13 (Confidentiality).

(h) Records Available. Supplier shall keep full and detailed accounting records, correspondence, instructions, memoranda, receipts, specifications, vouchers, and similar data relating to the Services.

(i) Use of AMD Resources. If given authorization to utilize AMD resources (e.g., computers, telephones, etc.), Supplier agrees to use such resources strictly for performing the Services hereunder. Any other or unauthorized use will subject Supplier to immediate termination without further payment. Upon such termination, AMD does not waive any possible legal action arising from the unauthorized use of AMD resources.

(j) Gratuities. Supplier warrants that it has not directly or indirectly offered or given, and will not directly or indirectly offer or give, to any employee, agent, or representative of AMD any cash or non-cash gratuity or payment with a view toward securing any business from AMD or influencing such person with respect to the conditions of or performance under any contracts with or order from AMD, including without limitation this Agreement. Any breach of this warranty shall be a material breach of each and every contract between AMD and Supplier.

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(k) Solicitation of Employment. Supplier and AMD agree not to recruit, divert, or solicit the employment of any AMD or Supplier employee during Supplier’s or AMD’s performance of Services under this Agreement and for a period of ninety (90) days following conclusion of the performance of Services.

(l) Notices. All notices relating to this Agreement shall be in writing and shall be deemed given (i) in the case of mail, on the date deposited in the mail, postage prepaid, either registered or certified, with return receipt requested (or its equivalent); (ii) in the case of personal delivery to an authorized representative or officer of the party, or in the case of express courier service or overnight delivery service of national standing, on the date of delivery or attempted delivery (if receipt is refused); or (iii) in the case of facsimile, 24 hours after it has been sent provided that a duplicate copy of such notice is also promptly sent pursuant to (i) or (ii) above. Notices shall be sent to the Address for Notices set forth above, but each party may change its address by written notice in accordance with this section.

(m) Independent Contractor. In the performance of this Agreement, Supplier is acting as an independent contractor, and neither Supplier nor its employees are the servants, agents, or employees of AMD. Except as expressly provided in this Agreement, AMD shall have no direction, supervision, or control over Supplier or its employees. Neither party has the right or ability to bind the other to any agreement with a third party or to incur any obligation or liability on behalf of the other party without the other party’s written consent.

(n) Governing Law. This Agreement shall be governed by, subject to, and construed in accordance with the internal laws of the State of California, excluding the conflict of law rules thereof. The parties specifically exclude from application to this Agreement the United Nations Convention on Contracts for the International Sale of Goods.

(o) Prevailing Party. In any arbitration or judicial proceeding involving AMD and Supplier arising out of or relating to this Agreement or to Services performed under this Agreement, the prevailing party shall be entitled to recover all reasonable expenses associated with such proceeding, including reasonable attorneys’ fees and expenses.

(p) Severability. Each term of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law. However, in the event that any of the terms of this Agreement becomes or is declared illegal by any court or tribunal of competent jurisdiction, or becomes otherwise unenforceable, such term shall be deemed deleted from this Agreement and all the remaining terms of this Agreement shall remain in full force and effect.

(q) Survivability. Except for termination of the obligations to perform further Services and to compensate for such Services, the terms and conditions of this Agreement shall continue and survive any termination of this Agreement.

(r) Nonwaiver of Rights. The failure of either party to this Agreement to object to or to take affirmative action with respect to any conduct of the other party that is in violation of the terms of this Agreement shall not be construed as a waiver thereof, or as waiver of any future breach or subsequent wrongful conduct.

(s) Modification. This Agreement may not be modified or amended except in writing signed by a duly authorized representative of each party; no other act, document, usage, or custom shall be deemed to amend or modify this Agreement.

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(t) Entire Agreement. This Agreement, together with all applicable Addenda, and the additional terms and conditions on the face of any Purchase Order accepted by Supplier, constitute the complete agreement between the parties, and supersede all prior or contemporaneous agreements or representations, written or oral, concerning the subject matter of this Agreement. Where there is any conflict or inconsistency with the express terms in this Agreement, the terms of this Agreement shall supersede such conflicting or inconsistent terms and conditions on the Purchase Order and/or Addendum absent an express written agreement between the parties to the contrary. To the extent of any conflict or inconsistency between an Addendum and a Purchase Order, the terms of the Addendum shall control.

Advanced Micro Devices, Inc.		Delta Design, Inc.
Authorized Signature		Authorized Signature

Print Name	(i)	Print Name

Title	(ii)	Title

Date	(iii)	Date

Taxpayer Identification Number

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ADDENDUM A

COMMERCIAL ACCEPTANCE AGREEMENT

For

*** Workstations

Parties:	AMD	Supplier
Full Legal Name:	Advanced Micro Devices, Inc.	Delta Design, Inc.
Business Entity Type:	Corporation	Corporation

Organized In:	State of Delaware	State of Delaware

Principal Business Address:	One AMD Place	12367 Crosthwaite Circle

	Sunnyvale, CA 94088	Poway, CA 92064

Address for Notices:	5204 E. Ben White Blvd.	12367 Crosthwaite Circle

	Austin, TX 78741	Poway, CA 92064

	Attn: VP Corp. Supply Mgt, MS 583	Attn: Chief Financial Officer

	Facsimile: (512) 602-4000	Facsimile: (858) 848-8185

Effective Date:	January 28, 2005

Expiration Date:	Third Anniversary of the Effective Date

AMD and Supplier agree as follows:

1. Scope of Agreement

This Commercial Acceptance Agreement is attached as an Addendum to that certain Business Agreement (the “Agreement”) dated June 7, 2004 between Delta Design, Inc. (“Supplier”) and Advanced Micro Devices, Inc. (“AMD”). This Commercial Acceptance Agreement establishes additional terms and conditions for the purchase of ***, and all required or optional options, including but not limited to, kits, upgrades, and spare parts (the “Products”). All terms defined in the Agreement shall have the same meaning in this Commercial Acceptance Agreement. All terms and conditions in the Agreement shall apply to this Commercial Acceptance Agreement absent the express agreement of the parties to the contrary in this Commercial Acceptance Agreement. In the event of any conflict between the terms and conditions of the Agreement and the terms and conditions of the Commercial Acceptance Agreement, the terms of the Agreement shall govern.

2. Term of Commercial Acceptance Agreement

The term of this Commercial Acceptance Agreement shall begin on the Effective Date and shall end on the Expiration Date referenced above, unless sooner terminated by AMD or Supplier as provided herein. If no Expiration Date is specified, then this Commercial Acceptance Agreement shall

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remain in effect until terminated by AMD or Supplier as provided herein. AMD and Supplier agree to meet at least ninety (90) days prior to the Expiration Date to discuss an extension of this Agreement for an additional period by mutual consent.

3. Compensation

(a) Prices.

(i) Prices for Products are set forth in Attachment A to this Commercial Acceptance Agreement.

(ii) In the event that AMD desires to modify the configuration and/or purchase additional Products not included in Attachment A, the parties shall negotiate in good faith to mutually agree on a revised pricing structure for all modified or additional Products.

(iii) Subject to the terms in the Agreement regarding changes to prices, the prices set forth in Attachment A shall be valid for all Products on all Purchase Orders issued by AMD for the term of this Commercial Acceptance Agreement.

(b) Payment Terms. Unless otherwise stated in an applicable Purchase Order, the payment terms for all Purchase Orders for Delta Summit Handler and Thermal Workstations shall be set forth in Sections 3(b)(i) and 3(b)(iv) of the Agreement. Unless otherwise agreed by the parties in an applicable Purchase Order, the payment terms for all other Products shall be set forth in 3(b)(iii) and 3(b)(iv) of the Agreement.

4. Schedule Forecasts

AMD shall provide Supplier with *** (***) month rolling forecasts of AMD’s anticipated purchases of Products (“Forecasts”). Such Forecasts will be provided to Supplier within thirty (30) days after the end of each calendar quarter. Such Forecasts are intended to be utilized by Supplier solely as a business planning tool, and do not constitute an Order by AMD or a commitment by AMD to purchase any quantity of Products from Supplier. If Supplier does not anticipate having sufficient physical plant capacity to manufacture the quantity of Products set forth in any such Forecast, then Supplier will, within thirty (30) days after receipt of the Forecast, contact AMD. In such event, the parties will work together in good faith to determine how AMD and Supplier can work together to deal with the capacity constraints in light of the Product demand included in the Forecast. In addition, if Supplier believes, at any time after such thirty (30) day period, that Supplier will not have sufficient capacity to meet the Product forecasted in a Forecast, then Supplier will contact AMD and the parties will work together in good faith to deal with the capacity constraints in light of the then-current Forecast, including having AMD place Orders for some portion of the Products set forth in such Forecast to ensure that Supplier has the capacity necessary to meet the Order quantity. Absent any such contact by Supplier to AMD as provided above, Supplier will maintain sufficient capacity to support AMD’s Forecast schedule requirements. Supplier and AMD may mutually agree, in an amendment to this Addendum or some other writing executed by authorized representatives of the parties, on certain buffer capacity to maintained by Supplier for the benefit of AMD, including without limitation any fees due Supplier for maintaining such buffer capacity. Notwithstanding the foregoing, if AMD provides to Supplier a Forecast covering a period in excess of *** (***) months, the provisions of this Section 4 shall not be applicable to any such period exceeding *** (***) months.

5. Final Acceptance

In accordance with the Agreement, Supplier shall install all Products sold hereunder and shall make such Products operational pursuant to Attachment D of this Commercial Acceptance Agreement.

- –

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6. Installation Documentation

Supplier must at least two (2) weeks following the receipt of a Purchase Order provide AMD all information and documentation that is necessary or required for proper site preparation for installation.

7. Training

(a) AMD Onsite Training. Supplier shall provide, at no charge to AMD, training for *** (***) operators (“Operator Training”) no later than *** (***) days following the installation of the initial system, or within such longer period as the parties mutually agree. Additionally, Supplier shall provide training for *** (***) technicians (“Maintenance Training”). The curriculum for Operator Training and Maintenance Training shall be substantially similar to the Level 1 curriculum as set forth in Attachment B to this Commercial Acceptance Agreement.

(b) Supplier Factory Training. Supplier will provide Maintenance Training at Supplier’s Poway, California facility at *** AMD on an as-needed basis. The curriculum for this training shall be substantially similar to the Level 2 and Level 3 curriculum as set forth in Attachment B to this Commercial Acceptance Agreement. AMD may send up to *** (***) individuals per training session. AMD shall be responsible for all AMD employee travel-related expenses.

8. Warranty, Uptime and MTBF

(a) Warranty Period. ***

(b) Uptime and MTBF. All Products shall meet or exceed the Uptime and MTBF specifications as stated in Attachment D to this Commercial Acceptance Agreement.

9. GTC Upgrades

***

10. Spare Parts Kit

Attachment C sets forth the recommended Spare Parts Kit for the Products subject to this Addendum.

11. Initial System Purchases

The first *** (***) *** (the “Initial Systems”) purchased by AMD pursuant to this CAA shall be subject to and governed by the terms and conditions set forth in attached Attachment E. Except as expressly provided therein, all other terms and conditions in the CAA and Business Agreement shall govern such purchases. Attachment E shall apply to any additional purchases of *** as expressly agreed upon by both parties.

Advanced Micro Devices, Inc.	Delta Design, Inc.
Authorized Signature	Authorized Signature

Print Name	Print Name

Title	Title

Date	Date

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Attachment A
Pricing

*** Pricing

The prices set forth below are based on individual component pricing. A fully configured *** may consist of some or all of the components listed below:

Description	Model No.	Unit Price
***	***	***

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Attachment A (Continued)
Pricing

*** Pricing

The prices set forth below are based on individual component pricing. A fully configured *** may consist of some or all of the components listed below:

Description	Model No.	Unit Price
***	***	***

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Attachment B
Training

LEVEL I

2. OPERATORS PRODUCT OPERATION & OVERVIEW

***

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Attachment B (Continued)
Training

LEVEL II

3. BASIC OPERATION, SERIVCE ORIENTATION AND OVERVIEW

***

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Attachment B (Continued)
Training

LEVEL III

4. ADVANCED TOOL USE/SPECIALIZED AND TROUBLESHOOTING OVERVIEW

***

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Attachment C
Recommended Spares Kit

Description	Model No.	Unit Price
***	***	***

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Attachment D
Acceptance Criteria

***

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Attachment E

(i) Special Conditions for Initial Systems

The terms and conditions set forth below shall apply to the Initial Systems purchased by AMD pursuant to the CAA. In the event of a conflict between the below stated terms and conditions and those set forth in the CAA, the following terms and conditions shall control. Except as expressly provided therein, all other terms and conditions of the CAA and Business Agreement shall govern such purchases.

1.	Pricing. ***

2.	Equipment Specification. ***

3.	Installation and Acceptance. ***

4.	Additional Services. ***

(*** Confidential material redacted and submitted separately to the Commission)